--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                                   July 31, 1999

Dear Shareholder:

    Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

    In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

    This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,


/s/Laurence D. Fink                            /s/Ralph L. Schlosstein
-------------------                            -----------------------
Laurence D. Fink                               Ralph L. Schlosstein
Chairman                                       President

                                                                   July 31, 1999
Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock California Insured Municipal 2008 Term Trust Inc. ("the Trust") for the six months ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a non-diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BFC." The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal and California income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") California tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past six months:

                                        -----------------------------------------------------------------------------
                                                 6/30/99      12/31/98        CHANGE          HIGH           LOW
---------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                   $15.4375       $15.9375       (3.14%)       $16.00        $15.25
---------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                         $16.43         $17.12         (4.03%)       $17.31        $16.41
---------------------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

      U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. The yield of the 10-Year Treasury posted a net decline of 118 basis points (1.18%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately raised interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% in 1998 because of the global financial crisis but cited in their June 1999 meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

      Municipal bonds outperformed the taxable domestic bond market during the past six months, returning -0.90% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S -1.37% on a pre-tax basis. Municipal bonds continue to appear attractive relative to Treasuries on a long-term historical basis, and we believe that reduced Treasury supply and increased crossover activity should keep ratios at higher than normal levels. Supply and demand technicals continue to improve in the municipal market as supply has declined 23% in the first half of 1999 from last year. Much of the drop in issuance can be attributed to the plunge in refunding supply, which is down nearly 50% versus last year. Retail investors have been adding municipals to their portfolios at an aggressive pace, which should result in the second consecutive year of net positive cash flows into mutual funds after having negative flows during the previous four years. Due to the factors mentioned above, we believe municipals remain a compelling investment opportunity going forward.

      California's economy continues to grow at a more moderate pace. In 1998 the impact of the Asian recession was felt in specific industry sectors, overall, however, the economy continued to expand. Aerospace and electronics manufacturing employment peaked in March and then by November lost almost 15,000 jobs. Demand for computer services and software, however, continues to be strong with annual growth estimated between 10% and 12% for 1999. Gains in computer services fully offset the 1998 drop in technology manufacturing. Unemployment for April 1999 was 5.6%, down from 5.9% a year ago. This is the lowest rate for the State since July 1990. Residential construction continues to boom jumping 37.2% for the same period.

      Good economic news has had a positive impact upon the State's fiscal picture. Unaudited results for the fiscal year ending June 30, 1999 indicate the General Fund operations produced a surplus of $2.1 billion. Some concern is developing that revenues are not meeting budget in the current fiscal year. California's improved liquidity position should, however, allow the State to weather the current volatility in the revenue stream.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. Trading activity in the Trust remained low during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution. Since one of the Trust's primary investment objectives is to pay out TAX-EXEMPT income, we believe that restructuring the portfolio in a higher interest rate environment remains the most prudent strategy.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 31% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

      As municipal credit spreads remained tight during the reporting period, we continued to emphasize higher rated securities over the lower rated investment grade sector. We believe that credit spreads will return to more historical levels in the near future and as such the Trust should be rewarded for its higher credit quality bias. The Trust has continued its bias towards premium coupon securities over discount priced securities, as premium coupons offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

      The following chart compares the Trust's current and December 31, 1999 asset composition:
--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
 SECTOR                                    JUNE 30, 1999     DECEMBER 31, 1998
--------------------------------------------------------------------------------
 Lease Revenue & Certificates
   of Participation                              26%                 26%
--------------------------------------------------------------------------------
 Transportation                                  20%                 20%
--------------------------------------------------------------------------------
 Water & Sewer                                   20%                 20%
--------------------------------------------------------------------------------
 County, City & State                            12%                 11%
--------------------------------------------------------------------------------
 Utility/Power                                   9%                   9%
--------------------------------------------------------------------------------
 Hospital                                        5%                   5%
--------------------------------------------------------------------------------
 Special District                                3%                   3%
--------------------------------------------------------------------------------
 Education                                       2%                   2%
--------------------------------------------------------------------------------
 Tax Revenue                                     2%                   2%
--------------------------------------------------------------------------------
 Other                                           1%                   2%
--------------------------------------------------------------------------------

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock California Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/Robert S. Kapito                        /s/Kevin M. Klingert
------------------                         --------------------
Robert S. Kapito                           Kevin M. Klingert
Vice Chairman and                          Managing Director and
 Portfolio Manager                           Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                  BFC
--------------------------------------------------------------------------------
Initial Offering Date:                                      September 18, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/99:                                $15.4375
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/99:                                    $16.43
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/99 ($15.4375)1:             5.00%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share2:                    $0.064375
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share2:                 $0.7725
--------------------------------------------------------------------------------


----------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                           OPTION CALL              VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--142.4%
                        California Hlth. Fac. Fin. Auth. Rev.,
   AAA     $ 6,850       Marin Gen. Hosp., Ser. A, 5.75%, 8/01/09, FSA .........             8/03 at 102          $ 7,228,600
   AAA       2,000       Sutter Hlth. Care Sys., 5.70%, 8/15/09, MBIA ..........             8/06 at 102            2,119,840
                        California St., G.O.,

   AAA       3,000       5.50%, 4/01/09, MBIA ..................................            No Opt. Call            3,165,000
   AAA       2,000       6.25%, 9/01/08, FGIC ..................................            No Opt. Call            2,222,660
   AAA      15,000       6.30%, 9/01/08, MBIA ..................................            No Opt. Call           16,725,150
                        California St. Pub. Wks. Brd.,
   AAA       2,100       Energy Efficiency, Ser. A, 5.625%, 10/01/08, AMBAC ....             10/05 at 102           2,227,134
   AAA      10,255++     Lease Rev., 6.40%, 9/01/01, MBIA ......................                  N/A              10,967,517
   AAA       9,165      California St. Wide Cmnty. Dev. Auth., Lease Rev.,
                         6.00%, 10/01/10, AMBAC ................................             10/02 at 102           9,698,495
   AAA       2,600      Castaic Lake Wtr. Agcy. C.O.P., Wtr. Sys. Impvt. Proj.,
                         Ser. A, 7.25%, 8/01/10, MBIA ..........................            No Opt. Call            3,099,122
   AAA       5,515++    Central Coast Wtr. Auth. Rev., St. Wtr. Proj.
                         Reg. Fac., 6.40%, 10/01/02, AMBAC .....................                  N/A               5,997,342
   AAA       5,500      Clovis Unified Sch. Dist., Ser. B, Zero Coupon,
                         8/01/08, FGIC .........................................            No Opt. Call            3,567,630
   AAA      13,740      East Bay Mun. Utils. Dist., Wtr. Sys.
                         Rev., 6.00%, 6/01/09, AMBAC ...........................              6/02 at 102          14,512,600
   AAA       4,025      Elsinore Valley Mun. Wtr. Dist., C.O.P.,
                         Ser. A, 6.00%, 7/01/09, FGIC ..........................            No Opt. Call            4,379,562
                        Los Angeles Cnty. Asset Leasing Corp. Rev., AMBAC,
   AAA       2,910       5.95%, 12/01/07 .......................................            No Opt. Call            3,183,831
   AAA       8,090       6.00%, 12/01/08 .......................................            No Opt. Call            8,864,941
   AAA       8,600       6.05%, 12/01/09 .......................................            No Opt. Call            9,453,636
   AAA       1,000      Los Angeles Elec. Rev., 5.75%, 9/01/12, FGIC ...........              9/03 at 102           1,050,950
   AAA       5,765++    Los Angeles Wastewtr. Sys. Rev.,
                         Ser. B, 6.25%, 6/01/02, AMBAC .........................                  N/A               6,208,098
   AAA       3,075++    Marysville Hosp. Rev., Fremont-Rideout Hlth.
                         Group, Ser. A, 6.20%, 1/01/03, AMBAC ..................                  N/A               3,325,705
   AAA       8,000++    Modesto Irrig. Dist. Fin. Rev., Domestic Wtr.
                         Proj., Ser. A, 6.00%, 9/01/02, AMBAC ..................                  N/A               8,592,960
                        Northern California Pwr. Agcy., Multiple
                         Cap. Fac. Rev., Ser. A, MBIA,
   AAA         430++     6.40%, 8/01/02 ........................................                  N/A                 466,219
   AAA         570       6.40%, 8/01/07 ........................................              8/02 at 102             612,351
   AAA       1,280++     6.50%, 8/01/02 ........................................                  N/A               1,391,475
   AAA       1,725       6.50%, 8/01/08 ........................................              8/02 at 102           1,850,839
   AAA       1,000      Orange Cnty. Local Trans. Auth. Sales Tax Rev.,
                         6.00%, 2/15/09, MBIA ..................................            No Opt. Call            1,089,390
   AAA       5,600      Pittsburg Redev. Agcy. Tax Alloc. Rev.,
                         Los Medanos Cmnty. Dev. Proj.,
                         5.50%, 8/01/07, FGIC ..................................              8/02 at 102           5,838,952
   AAA       3,075++    Riverside Cnty., Trans. Comm. Sales Tax Rev., Ser. A,
                          6.50%, 6/01/01, MBIA .................................                  N/A               3,279,026
                        Sacramento Mun. Utils. Dist., Elec. Rev., Ser. C,
   AAA       2,500       5.75%, 11/15/07, MBIA .................................             11/02 at 102           2,641,700
   AAA       6,250       5.75%, 11/15/08, FGIC .................................             11/02 at 102           6,570,512
   AAA       4,700       5.75%, 11/15/09, MBIA .................................             11/02 at 102           4,937,773
   AAA       5,700      San Bernardino Cnty. C.O.P., Arpt. Impvt.,
                          6.00%, 7/01/07, MBIA .................................              7/02 at 102           6,049,353
   AAA       5,000      San Bernardino Cnty. Trans. Auth., Sales Tax Rev.,
                         6.00%, 3/01/10, FGIC ..................................              3/02 at 102           5,328,600
                        San Diego Cnty. Regl. Trans. Cmnty. Sales
                         Tax Rev., Ser. A,
   AAA       2,500       6.00%, 4/01/08, FGIC ..................................                  ETM               2,675,500
   AAA       7,830       6.00%, 4/01/08, MBIA ..................................              4/01 at 102           8,379,666
   AAA       7,650      San Diego Redev. Agcy. Rev., Tax Allocation-
                         Centre City Proj., 6.00%, 9/01/08, AMBAC ..............              9/02 at 102           8,090,717
                        San Jose Arpt. Rev., MBIA,
   AAA       8,010       6.00%, 3/01/09 ........................................              3/03 at 102           8,487,636
   AAA       3,000       6.00%, 3/01/10 ........................................              3/03 at 102           3,183,060
   AAA       3,755       6.10%, 3/01/07 ........................................              3/03 at 102           4,029,416

   AAA       2,865++    Santa Clara Cnty. Fin. Auth., Fac. Replacement Proj.,
                         Ser. A, 6.50%, 11/15/04, AMBAC ........................                  N/A               3,209,230

   AAA       2,820      Santa Rosa Wtr. Rev., Ser. B, 6.20%, 9/01/09, FGIC .....              9/02 at 101.5         2,986,606
   AAA       5,000      So. California Rapid Trans. Dist., C.O.P., Workers
                         Comp. Fund, 6.00%, 7/01/10, MBIA ......................              1/01 at 102.5         5,222,150


                       See Notes to Financial Statements.


-------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                           OPTION CALL              VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
                        So. California Rapid Trans. Dist. Rev., Spec.
                         Benefit Assmt. Dist. A1, AMBAC,
   AAA     $ 5,750       5.50%, 9/01/09                                                       9/02 at 100         $ 5,881,272
   AAA       5,500       6.00%, 9/01/08                                                       9/02 at 102           5,816,855
   AAA       8,500      Sonoma Cnty. C.O.P., Cap. Rites-Detention Fac., 6.00%,
                         11/15/10, AMBAC                                                     11/02 at 102           9,006,260
                        Univ. of California Rev., Multi-Purpose Projs.,

   AAA       2,000++     Ser. B-1989, 6.80%, 9/01/99, AMBAC                                       N/A               2,050,840
   AAA       2,000       Ser. F-1989, 5.00%, 9/01/11, FGIC                                    9/06 at 101           1,997,360
   AAA       3,460++    West and Central Basin Fin. Auth. Rev., AMBAC,
                         6.125%, 8/01/02                                                          N/A               3,724,240
   AAA       2,160      West Sacramento Fin. Auth. Rev., Wtr. Sys. Impvt.,
                         5.25%, 8/01/08, FGIC                                                 8/02 at 102           2,219,076
                                                                                                                 ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $224,832,727)                                           243,606,847
                                                                                                                 ------------

                        SHORT-TERM INVESTMENTS**--0.9%

   A-1+        400      California Hlth. Fac. Fin. Auth. Rev., Sutter Hlth. Care Sys.,
                         Ser. A, 2.90%, 7/01/99, FRDD                                             N/A                 400,000
   A-1+        900      Irvine California Impvt., 2.90%, 7/01/99, FRDD                            N/A                 900,000
   A-1+        150      Irvine Ranch Wtr. Dist., 2.90%, 7/01/99, FRDD                             N/A                 150,000
                                                                                                                 ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $1,450,000)                                              1,450,000
                                                                                                                 ------------
                        TOTAL INVESTMENTS--143.3% (COST $226,282,727)                                             245,056,847

                        Other assets in excess of liabilities--2.3%                                                 3,960,209
                        Liquidation value of preferred stock--(45.6)%                                             (78,000,000)
                                                                                                                 ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                                       $171,017,056
                                                                                                                 ============

----------
 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

 AMBAC -- American Municipal Bond Assurance Corporation
C.O.P. -- Certificate of Participation
   ETM -- Escrowed to maturity
  FGIC -- Financial Guaranty Insurance Company
  FRDD -- Floating Rate Daily Demand**
   FSA -- Financial Security Assurance
  G.O. -- General Obligation Bond
  MBIA -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $226,282,727)
  (Note 1) ................................................         $245,056,847
Cash ......................................................               42,850
Interest receivable .......................................            3,731,945
Receivable for investments sold ...........................              500,000
Other assets ..............................................               11,144
                                                                    ------------
                                                                     249,342,786
                                                                    ------------

LIABILITIES
Dividends payable-preferred stock .........................              116,314
Investment advisory fee payable (Note 2) ..................               73,665
Administration fee payable (Note 2) .......................               21,047
Other accrued expenses ....................................              114,704
                                                                    ------------
                                                                         325,730
                                                                    ------------
NET INVESTMENT ASSETS .....................................         $249,017,056
                                                                    ============
Net investment assets were comprised of:
  Common Stock:
    Par value (Note 4) ....................................         $    104,071
    Paid-in capital in excess of par ......................          144,619,829
  Preferred Stock (Note 4) ................................           78,000,000
                                                                    ------------
                                                                     222,723,900
  Undistributed net investment income .....................            7,519,036
  Net unrealized appreciation .............................           18,774,120
                                                                    ------------
  Net investment assets, June 30, 1999 ....................         $249,017,056
                                                                    ============
  Net assets applicable to common
    shareholders ..........................................         $171,017,056
                                                                    ============
Net asset value per common share:
  ($171,017,056 / 10,407,093 shares of
  common stock issued and outstanding) ....................               $16.43
                                                                          ======

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERMTRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income
  Interest and discount earned .............................        $ 6,951,393
                                                                    -----------
Operating expenses
  Investment advisory ......................................            445,883
  Administration ...........................................            127,395
  Auction agent ............................................            106,000
  Custodian ................................................             44,000
  Reports to shareholders ..................................             28,000
  Directors ................................................             21,000
  Audit ....................................................             15,000
  Transfer agent ...........................................             10,000
  Legal ....................................................              6,500
  Miscellaneous ............................................             30,269
                                                                    -----------
  Total expenses ...........................................            834,047
                                                                    -----------
Net investment income ......................................          6,117,346
                                                                    -----------

UNREALIZED LOSS ON
INVESTMENTS (NOTE 3)

  Net change in unrealized appreciation on
    investments ............................................         (8,165,314)
                                                                    -----------

NET DECREASE IN NET INVESTMENT

ASSETS RESULTING FROM OPERATIONS ...........................        $(2,047,968)
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES INNET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                 SIX MONTHS ENDED             YEAR ENDED
                                                                                     JUNE 30,                DECEMBER 31,
                                                                                       1999                     1998
                                                                                   ------------              ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:

  Net investment income ..............................................            $   6,117,346             $  12,234,667
  Net change in unrealized appreciation on investments ...............               (8,165,314)                2,624,041
                                                                                  -------------             -------------
    Net increase (decrease) in net investment
      assets resulting from operations ...............................               (2,047,968)               14,858,708
                                                                                  -------------             -------------
DIVIDENDS:
  To common shareholders from net investment income ..................               (4,019,661)               (8,039,335)
  To preferred shareholders from net investment income ...............               (1,049,272)               (2,396,026)
                                                                                  -------------             -------------
    Total dividends ..................................................               (5,068,933)              (10,435,361)
                                                                                  -------------             -------------
        Total increase (decrease) ....................................               (7,116,901)                4,423,347

NET INVESTMENT ASSETS

Beginning of period ..................................................              256,133,957               251,710,610
                                                                                  -------------             -------------
End of period ........................................................            $ 249,017,056             $ 256,133,957
                                                                                  =============             =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                            JUNE 30,    ------------------------------------------------------------
                                                             1999       1998          1997         1996         1995         1994
                                                             ----       ----          ----         ----         ----         ----
PER COMMON SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of the period ..........        $17.12       $16.69       $15.86       $15.92       $13.66       $16.09
                                                           ------       ------       ------       ------       ------       ------
  Net investment income ...........................          0.59         1.18         1.15         1.11         1.12         1.12
  Net realized and unrealized
    gain (loss) on investments ....................         (0.79)        0.25         0.69        (0.16)        2.27        (2.48)
                                                           ------       ------       ------       ------       ------       ------
Net increase (decrease) from
  investment operations ...........................         (0.20)        1.43         1.84         0.95         3.39        (1.36)
                                                           ------       ------       ------       ------       ------       ------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders ...........................         (0.39)       (0.77)       (0.77)       (0.77)       (0.85)       (0.86)
    Preferred shareholders ........................         (0.10)       (0.23)       (0.24)       (0.24)       (0.28)       (0.21)
  Distributions from net realized
    gain on investments to:
    Common shareholders ...........................            --           --           --           **           --           --
    Preferred shareholders ........................            --           --           --           **           --           --
  Distributions in excess of net realized
   gain on investments to:
    Common shareholders ...........................            --           --           --           **           **           --
    Preferred shareholders ........................            --           --           --           **           **           --
                                                           ------       ------       ------       ------       ------       ------
Total dividends and distributions .................         (0.49)       (1.00)       (1.01)       (1.01)       (1.13)       (1.07)
                                                           ------       ------       ------       ------       ------       ------

Capital charge with respect
  to issuance of shares ...........................            --           --           --           --           --          ***
                                                           ------       ------       ------       ------       ------       ------
Net asset value, end of period* ...................        $16.43       $17.12       $16.69       $15.86       $15.92       $13.66
                                                           ======       ======       ======       ======       ======       ======
Market value, end of period* ......................        $15.43       $15.94       $15.25       $14.63       $13.63       $12.00
                                                           ======       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN+ ..........................         (0.74%)       9.77%        9.90%       13.67%       20.57%      (15.59%)
                                                           ======       ======       ======       ======       ======       ======
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS:++

Expenses ..........................................          0.95%+++     0.91%        0.98%        1.03%        1.02%        1.08%
Net investment income before
  preferred stock dividends .......................          6.97%+++     6.96%        7.11%        7.11%        7.46%        7.70%
Preferred stock dividends .........................          1.20%+++     1.36%        1.48%        1.56%        1.85%        1.46%
Net investment income available
  to common shareholders ..........................          5.77%+++     5.60%        5.63%        5.55%        5.61%        6.24%
SUPPLEMENTAL DATA:

Average net assets of common
 shareholders (in thousands) ......................      $176,915     $175,760     $167,984     $161,839     $156,774     $151,669
Portfolio turnover ................................             0%           0%           0%           3%          13%          17%
Net assets of common
 shareholders, end of period
  (in thousands) ..................................      $171,017     $178,134     $173,711     $165,038     $165,719     $142,165
Preferred stock outstanding
 (in thousands) ...................................      $ 78,000     $ 78,000     $ 78,000     $ 78,000     $ 78,000     $ 78,000
Asset coverage per share
  of preferred stock,
  end of period# ..................................      $ 79,813     $ 82,094     $ 80,677     $ 77,897     $ 78,115     $141,131


----------
  * Net asset value and market value are published in BARRON'S each Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL each Monday.
 ** Actual amount paid to preferred shareholders was $0.00136 per common share for the year ended December 31, 1996, and to common shareholders was $0.004363 per share for the year ended December 31, 1996. Actual amount paid in excess of net realized gain on investments to preferred shareholders was $0.0004 and $0.0007 per common share for the years ended December 31, 1996 and 1995, respectively, and to common shareholders was $0.0013 and $0.0021 per share for the years ended December 31, 1996 and 1995, respectively.
***  Actual amount was $0.00006 per common share.
  #  A stock split occurred on July 24, 1995 (Note 4).
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
+++  Annualized

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") was organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal and California State income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRockAdvisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

There were no purchases and sales of investment securities, other than for short-term investments, for the six months ended June 30, 1999.

   The federal income tax basis of the Trust's investments at June 30, 1999 was substantially the same as the basis for financial reporting, and accordingly, net unrealized appreciation was $18,774,120 (gross unrealized appreciation--$18,807,278, gross unrealized depreciation--$33,158).

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 10,407,093 common shares outstanding at June 30, 1999, the Adviser owned 7,093 shares. As of June 30, 1999, there were 3,120 preferred shares outstanding as follows: Series W28--1,560 and Series W7--1,560.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,560 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W28--780 shares, Series W7--780 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.00% to 3.30% during the period ended June 30, 1999.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5.  DIVIDENDS

Subsequent to June 30, 1999, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.064375 per common share payable July 30, 1999 to shareholders of record on July 15, 1999.

   For the period July 1,1999 to July 31, 1999, dividends declared on Preferred Stock totalled $172,182 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

   The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

   The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

   The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:

    (1) To elect three Directors as follows:

        DIRECTOR                      CLASS           TERM          EXPIRING
        --------                      -----           -----         --------
        Andrew F. Brimmer ........     III           3 years          2002
        Kent Dixon ...............     III           3 years          2002
        Laurence D. Fink .........     III           3 years          2002

        Directors whose term of office continues beyond this meeting are Richard
        E. Cavanagh, James Grosfeld, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

    (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                    VOTES FOR      VOTES AGAINST    ABSTENTIONS
                                    ---------      -------------    -----------
        Andrew F. Brimmer ........  8,672,401           --            131,066
        Kent Dixon ...............  8,688,204           --            115,263
        Laurence D. Fink .........  8,688,204           --            115,263
        Ratification of
          Deloitte & Touche LLP ..  8,656,151         72,824           74,492

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock California Insured Municipal 2008 Term Trust's investment objective is to provide current income exempt from regular federal and California income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in California municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured California municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of California municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from regular federal and California income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BFC) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price, the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders   may  have  all   distributions   of
                              dividends   and   capital   gains    automatically
                              reinvested into additional shares of the Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, dividend by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE
                              NEW YORK  TIMES  and THE WALL  STREET  JOURNAL  on
                              Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:           These  securities are  collateralized  by the U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                           STOCK          MATURITY
PERPETUAL TRUSTS                                                           SYMBOL           DATE
                                                                           ------         --------
The BlackRock Income Trust Inc.                                              BKT            N/A
The BlackRock North American Government Income Trust Inc.                    BNA            N/A
The BlackRock High Yield Trust                                               BHY            N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                           BNN           12/99
The BlackRock Target Term Trust Inc.                                         BTT           12/00
The BlackRock 2001 Term Trust Inc.                                           BTM           06/01
The BlackRock Strategic Term Trust Inc.                                      BGT           12/02
The BlackRock Investment Quality Term Trust Inc.                             BQT           12/04
The BlackRock Advantage Term Trust Inc.                                      BAT           12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                    BCT           12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                            STOCK         MATURITY
PERPETUAL TRUSTS                                                           SYMBOL           DATE
                                                                           ------         --------
The BlackRock Investment Quality Municipal Trust Inc.                        BKN             N/A
The BlackRock California Investment Quality Municipal Trust Inc.             RAA             N/A
The BlackRock Florida Investment Quality Municipal Trust                     RFA             N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.             RNJ             N/A
The BlackRock New York Investment Quality Municipal Trust Inc.               RNY             N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                               BMN           12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                         BRM           12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.              BFC           12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                      BRF           12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                BLN           12/08
The BlackRock Insured Municipal Term Trust Inc.                              BMT           12/10


--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

   BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

   BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

   BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

   BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

   In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.




                      If you would like further information
           please do not hesitate to call BlackRock at (800) 227-7BFM

BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 669-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them. This report is for shareholder information.

   This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK CALIFORNIA INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O.Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

                                                                     09247G 10 8
                                                                     09247G 20 7
                                                                     09247G 30 8


THE BLACKROCK
CALIFORNIA INSURED MUNICIPAL 2008
TERM TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1999